SOLAR POWER AND BATTERY ENERGY STORAGE SYSTEMS, NET (Tables)	12 Months Ended
Dec. 31, 2025
SOLAR POWER AND BATTERY ENERGY STORAGE SYSTEMS, NET
Schedule of solar power and battery energy storage systems, net

	December 31,	December 31,
	2024	2025
Systems in operation	$1,270,389	$1,490,144
Systems under construction	762,523	671,470
Total costs	2,032,912	2,161,614
Accumulated depreciation	(55,973)	(96,116)
Solar power and battery energy storage systems, net	$1,976,939	$2,065,498